Whipkey Drilling Pad, Marshall County, West Virginia THE MONEYSHOW LAS VEGAS - MAY 2013 Exhibit 99.1

Disclaimer

This presentation contains “forward-looking statements” within the meaning of section 21E of the United States Securities Exchange
Act of 1934, as amended (the “Exchange Act”) which represent our expectations or beliefs about future events. These statements can be identified generally by forward-looking words such as “expect”, “believe”, “anticipate”, “plan”, “intend”, “estimate”, “may”, “will” or similar words. Forward-looking statements are statements about the future and are inherently uncertain, and our actual achievements or other future events or conditions may differ materially from those reflected in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, without limitation, those described in Item 1A of the company’s annual report on form
10-K for the year ended December 31, 2012 under the heading, “Risk Factors”, and elsewhere in the annual report and our filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to:
1. The risks of the oil and gas industry, such as operational risks in exploring for, developing and producing crude oil and natural gas;
2. market demand; 3. risks and uncertainties involving geology of oil and gas deposits; 4. the uncertainty of reserves estimates and reserves life; 5. the uncertainty of estimates and projections relating to production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; 6. fluctuations in oil and gas prices, foreign currency exchange rates and interest rates; 7. health, safety and environmental risks; 8. uncertainties as to the availability and cost of financing; 9. the possibility that government policies or laws may change or governmental approvals may be delayed or withheld; 10.
other sections of this presentation may include additional factors that could adversely affect our business and financial performance.
Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
Our forward-looking statements contained in this presentation are made as of the respective dates set forth in this presentation. Such forward-looking statements are based on the beliefs, expectations and opinions of management as of the date the statements are made. We do not intend to update these forward-looking statements. For the reasons set forth above, investors should not place undue reliance on forward-looking statements.
Readers are encouraged to read our December 31, 2012 Annual Report on Form 10-K and any and all of our other documents filed with the SEC regarding information about Trans Energy, Inc. for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain copies of filings containing information about Trans Energy, Inc., without charge, at the SEC’s internet site (http://www.sec.gov).

About Trans Energy
Trans Energy: (OTCQB: TENG)
Pure Play Marcellus Shale
Proved Reserves: 52.4 Bcfe
(12/31/2012 Wright & Co. Estimates - Marcellus only)
Recent Daily Production: 11,900 Mcfe
52-Week Range: $1.55 - $5.01
3-Month Avg. Daily Volume – 2,452 Shares
Shares Outstanding: 13.2 Million
Market Capitalization: $37.7 million
Experienced Management Team
Selected Financial Information
3
Company Overview Area of Operation
LTM Revenue
Net Debt (as of 3/31/2013)
Recent Stock Price (TENG)
Shares Outstanding (5/13/2013)
Market Capitalization
Enterprise Value
$12.4 million
$47.5 million
$2.85
13.2 million
$37.7 million
$85.2 million
3/31/2013

Why Invest in Trans Energy?

Marcellus Shale Pure Play Over 58,000 gross acres in core of the Marcellus Shale
Utica Shale potential
Upper Devonian upside potential
High-BTU, liquid-rich focus
$1.50 per MMBtu breakeven gas price
Extensive Organic Drilling Inventory 400 + potential drilling locations (188 ready to drill today)
3+ Tcfe gross upside potential (including JV & royalty partners)
Significant portion of acreage HBP (approx. 2/3)
Off-take agreements totaling up to 45,000 MMBtu per day
Improved Financials $75 million credit facility funding near term drilling program
Experienced Management w/ Technical Expertise More than 200 years combined management experience
Well-funded joint development partner has geologic /
engineering team
Marcellus Shale pure play
Predictable and repeatable inventory
Prominent land position with strong
upside potential
Trades at a significant discount to
NAV
Experienced Management Team
Dry Gas Wet Gas

Corporate Strategy -
Prove Acreage / Add Drillable Locations
Consolidate acreage surrounding legacy positions in the core of the Marcellus
Marshall, Wetzel, Marion and Tyler counties
Building upon local presence – a West Virginia company
Drill to turn highly prospective acreage into 3P reserves
Secure and maintain land position via leasehold rights
Grow production and reserves / monetize assets

Overview of Recent Shallow Asset Transaction
On January 24, 2013, as part of its efforts to focus on drilling Marcellus wells, Trans Energy sold its shallow conventional wells and farmed out shallow conventional drilling rights
Marcellus leasehold and wells were not part of the transaction
Below summarizes the effects of the shallow asset transaction:
6
Production and operatorship with respect to approx. 300
shallow wells (over 100 active)
Daily production of approx. 800 mcfe/d as of
12/31/12
Proved reserves of approx. 2.5Bcfe as of 12/31/11
Acreage rights to drill shallow (not leases)
Approx. 26,000 net acres
Net cash of $2.625 mm
ORRI of approx. 2.5% on most existing wells
ORRI of up to 5% on new wells drilled by the operator
Right to drill wells to ensure leases remain HBP
Right to drill wells to ensure term leases do not expire
Ability to effectively determine shallow well locations
Maximizes ability to hold deep rights through
shallow production
Ensures shallow operations do not impede
Marcellus drilling
Right to participate in shallow wells drilled by operator
20% / 50% for new wells dependent upon
shallow operator fulfilling drilling commitments
Rights are perpetual and do not require TENG to
participate in any previous wells to retain rights
Assets Monetized / Farmed Out Consideration / Rights Retained

Marcellus Overview
Majority of Company acreage
located in wet gas window
NGL yields in the 1.4 – 1.9 gallons per mcf
range
Ft. Beeler processing plants provide 320
MMcf/day throughput capacity
Condensate and NGLs provide
$1.00 - $2.00 pricing uplift
vs. dry gas
$1.50 per MMBtu breakeven
natural gas price (with NGLs @
50% WTI price)
Low-cost, highly predictable and
repeatable play
In Trans Energy’s area of
operation, the Marcellus shale is
approximately 50 – 100 feet thick
7
Trans Energy Area of
Operation
Dry
Gas
Wet
Gas

Competitive Market Position 8 Marcellus Well Permits (thru Sept 20, 2012*) Marion: 60 Marshall: 139 Tyler: 22 Wetzel: 150 *Permit data acquired from WV Geologic Survey

Current Marcellus Acreage
Significant Marcellus acreage that
is held by shallow well production
Approximately 350 horizontal well
locations from HBP acreage alone
Primary term leased acreage can
generally be held by production
from shallow vertical or Marcellus
horizontal wells
Current drilling program
supplemented with selective
shallow drilling will HBP all strategic
acreage with near term lease
expirations over the next two years
Significant amount of acreage is
also prospective for the Utica shale
9
Acreage Breakdown – 18,669 Net acres
870 ac
.
Leased-Termed
Held By Production
Mineral Rights
Purchased
6,876
ac.
10,923 ac.

Reserves and Resources (SEC 12/31/12 Est.)
Trans Energy has exposure to more than 3 Tcfe of Marcellus resource potential
More than 400 potential drilling locations (186 ready to drill today)
EUR per well of 1.4 – 2.9 Bcfe /1000’ of lateral (Est. Reserves as of 12/31/12)
10
12/31/12 SEC Reserve Summary Est.
(1)
(1) Based on reserve estimates for ASD from the 12/31/2012 SEC reserve report prepared by independent reserve engineer
Wright & Company, Inc. (2012 SEC pricing)
Trans Energy recently sold 2.53 Bcfe of PDP reserves associated with shallow assets that are not included in the above figures.
Proved Reserve Mix
(1)
Proved Reserve Category Mix
(1)
(2)  Approximately 1/3 of the Non-proved Reserves shown above have been designated as “Probable” due to funding limitations.
Oil Gas NGL Total % of
(MMBbl) (Bcf) (MMBbl) (Bcfe) Total
PDP/PDNP 0.012 26.566 1.038 32.862 62.74% $76.9  $34.6
PUD 0.004 15.827 0.611 19.517 37.26% $26.7  $2.8
Total Proved
0.016 42.393 1.648 52.379 $103.6  $37.4
PROBABLE
(2)
0.078 244.752 8.020 293.338 $310.0  ($22.5)
PV10% Total

Reserves and Resources (Internal 12/31/12 Est.)
Trans Energy has exposure to more than 3 Tcfe of Marcellus resource potential
More than 400 potential drilling locations (186 ready to drill today)
EUR per well of 1.4 – 2.9 Bcfe /1000’ of lateral (Est. Reserves as of 12/31/12)
11
12/31/12 Internal Reserve Summary Est.
(1)
(1) Based on reserve estimates for ASD from the 12/31/2012 reserve report prepared by independent reserve engineer
Wright & Company, Inc. (Macquarie-Tristone 4Q12 Lender Survey pricing)
Trans Energy recently sold 2.53 Bcfe of PDP reserves associated with shallow assets that are not included in the above figures.
Proved Reserve Mix
(1)
Proved Reserve Category Mix
(1)
(2)  Approximately 1/3 of the Non-proved Reserves shown above have been designated as “Probable” due to funding limitations.
Oil Gas NGL Total % of
(MMBbl) (Bcf) (MMBbl) (Bcfe) Total
PDP/PDNP 0.012 26.741 1.044 33.077 62.89% $127.9  $48.8
PUD 0.004 15.827 0.611 19.517 37.11% $61.4  $11.6
Total Proved
0.016 42.568 1.655 52.594 $189.2  $60.4
PROBABLE
(2)
0.078 244.752 8.020 293.338 $888.0  $127.5
Total PV10%

Net Reserves and Resources

BCFE
3
rd
Party Engineered
Probable Reserves
Disclosed for 1
st
Time
Note: 9/20 and 12/31 reserve estimates incorporate pricing from Macquarie Tristone Lender Price Surveys;
Previous reserve estimates use SEC pricing

Wet Gas Provides Positive Economics
$3.50 NYMEX Equals $4.59/MCF Wellhead Price
• $3.50 / MMBTU NYMEX Henry Hub
• $85 NYMEX WTI
13
Natural Gas Natural Gas Liquids Condensate
Production Breakdown
.84 MCF 1.6 Gallons/MCF .00212 BBLS/MCF
Gross Realized Price by Product
$3.30 net
(1)(2)
$1.16 net
(3)(4)(5)
$0.13 net
(6)
Total Realized Price per 1 MCF
$4.59/MCF
Gathering, Transportation and
Processing
($0.75/MCF)
Net Realized Price per 1 MCF
$3.84/MCF
1. $0.02 premium to NYMEX Henry Hub
2. 1.116 MMBTU/mcf residue BTU factor
3. 40% NYMEX WTI per NGLs
4. 42 gal/bbl conversion factor
5. 90% NGLs
6. WTI less $26.00 for Appalachian Light Sweet
One mcf Natural Gas via Wellhead Production

Experienced Management Team

Steve Lucado
Chairman of the Board
Director since 2011
More than 18 years professional financial experience, including E&P CFO experience
Bachelor of Arts Degree Harvard University, MBA, University of Chicago
John Corp
President & Director
Director since 2005 and President since June 2010
More than 25 years drilling, production and operations experience
Received a Bachelor of Science Degree in Petroleum Engineering from Marietta
College
John Tumis
Chief Financial Officer
Chief Financial Officer of Trans Energy since April 2011
More than 25 years experience in financial and strategic business planning in the oil and natural gas industry
Received a Bachelor of Science Degree from Ohio Northern University and is a certified public accountant
Leslie Gearhart
Vice President of Operations
& General Secretary
Vice President of Operations and General Secretary
Has more than 25 years of experience in the oil and gas industry in the Appalachian
Basin
Graduated with a Bachelor of Science Degree in Petroleum Engineering from
Marietta College

Joint Development Partner: Republic Energy
Republic is a privately held Dallas-based E&P company
Technical team has 200+ years combined industry
experience
Former VP Geology and Head of Completion Operations for North Texas
from Mitchell Energy Corporation
Mitchell was the cutting edge Barnett player – wrote the book on shale fracing
Focused on assets in the JV with Trans Energy
Equity financing from Energy Trust Partners (an affiliate of
Energy Spectrum) and Wells Fargo

Horizontal Marcellus Production History 16 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Total MMCFE

0
1
2
3
4
5
6
7
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Horizontal Decline Curve (750' Spacing)
Marshall County
Type Curve (      Doman 1H, 2H)
(1) Excludes Whipkey 1H, Doman 1H and Doman 2H
(2) Based on realized prices of $90 per barrel Oil, realized NGL prices of $45 per barrel and $3.00 natural gas price.
(3) Realized $90 per barrel oil and realized NGL prices of $45 per barrel held constant.
Years
17
Projected Horizontal Well Results
Reserves per well: 7.8 Bcfe
IP Rates: 5.7 MMcfe/d
1
st
30 day average: 4.4 MMcfe/d
(1)
Percent Liquids: 20%
Gross cost per well: $7.0MM
Average Lateral Length: 4000’
IRR
(2)
: 25%
Breakeven Gas Price
(3)
: $1.50 per MMBtu
Pre

Type Curve Update – Recent Well Completions

Projected Horizontal Well
Reserves Per Well: 9.08 Bcfe,
8.88 Bcfe, 7.56 Bcfe
IP Rates: 8.61
MMcfe/d,
9.96
MMcfe/d,
5.27 MMcfe/d
1
st
30 day IP: 6.62 MMcfe/d, 7.00 MMcfe/d, 4.03 MMcfe/d
Percent Liquids: 20%
WTI Price/bbl: $90
NGL price/bbl: 40% WTI

Marshall County
JV has 12,814 gross acres of leased and owned minerals
12 wells online, 1 well drilled and completed
Average 30-day IP of 4.4 MMcfe/d
(1)
/ 6.0 MMcfe/d
(2)
20% Oil/NGLs
Average lateral length 4,100’
(1)
/ 3,420’
(2)
Average EUR / 1000’ lateral
of 1.90 Bcfe
(1)
/ 2.22 Bcfe
(2)
4.5 Frac Stages/1000' lateral
Drill time of 35 days spud
to rig release
Total Potential Wells:  > 175
Wells Drillable Today: 48 / 71
(3)
2013 Drilling Program: 2 wells
19
(1)
Excludes Whipkey 1H, Doman 1H and Doman 2H
(2)
Includes Doman 1H and Doman 2H
(3)
At 750 ft / 500 ft spacing

Wetzel County
JV has 19,073 gross acres of
leased and owned minerals
5 wells online
Average 30-day IP of 8.1 MMcfe/d
(1)
20% Oil/NGLs
5,000’ Average lateral length
(1)
Average EUR / 1000’ lateral
(1)
of 2.27 Bcfe
4.5 Frac Stages/1000' lateral
Drill time of 35 days spud to rig release
Total Potential Wells:  > 200
Wells Drillable Today: 85 / 128
(2)
(1)
Excludes Hart 28H
(2)
At 750 ft / 500 ft spacing

IP Rates - Recent Marcellus Completions 21

Drilling Program – Recap 17 Hz wells online 2 Doman wells turned online January 2013 Martinez well drilled and completed; online in July 2013 Drilling Program Marion (3) Tyler (2) Marshall (2) 22

Marion & Tyler Counties 23 …THE NEXT STEP…

Marion County
JV has 21,438 gross acres of leased and
owned minerals
Marcellus gains thickness relative to
Wetzel
BTU expected between 1050 and 1100
Total Potential Wells: ~200
Total Wells Drillable Today: 19 / 28
(1)
2013 Drilling Program:  3 wells
(1)
At 750 ft / 500 ft spacing

Marion County

Tyler County
JV has 4,050 gross acres of leased
and owned minerals
Total Potential Wells:  >45
Total Wells Drillable Today: 36 / 58
(1)
2013 Drilling Program:  2 wells
(1)
At 750 ft / 500 ft spacing

Tyler County

Gas Off-Take (Williams & Momentum 3)
20-year gas gathering agreement
with Williams for up to 45,000
MMBTU / day
90,000 MMBTU / day including
Republic capacity
Williams committed to provide off-
take for all wells to be drilled
(1)
Access to the TETCO, Columbia and
Dominion lines
Marshall and Wetzel County wells feed
into TETCO
Ft. Beeler cryogenic processing
facility started up in 2Q 2011
NGL yields up to 1.4 – 1.9 gal/mcf
Second facility started
Moundsville fractionation plant online
November 12
th
Momentum 3 will provide
transportation in Marion County
(1)
Based on acreage dedication; Excludes Marion
County

Net Asset Value

Trading at significant discount to net asset value (NAV)
Trans Energy
(1)
Sum-of-Parts NAV
Category Low High Low High Low High
12/31/2012 Proved Reserves (Preliminary Est.) 52.38 Bcfe $1.00 $3.00 $52,380,000 $157,140,000 $3.96 $11.87
45 Other Current drilling locations from existing pads
(2, 3)
132 Bcfe $1.00 $3.00 $131,625,000 $394,875,000 $9.94 $29.83
135 Current drilling locations from new pads
(2, 3)
395 Bcfe $0.25 $0.75 $98,718,750 $296,156,250 $7.46 $22.37
Undeveloped Acreage:
Marcellus 8,000 Net acres $1,000 $5,000 $8,000,000 $40,000,000 $0.60 $3.02
Utica 14,000 Net acres $0 $0 $0 $0 $0.00 $0.00
Upper Devonian 14,000 Net acres $0 $0 $0 $0 $0.00 $0.00
Less:
Net debt as of 3/31/13 ($47,500,653) ($47,500,653) ($3.59) ($3.59)
Total (pre ASD warrants) $243,223,097 $840,670,597 $18.38 $63.51
Total (post ASD warrants) $200,931,673 $681,876,911 $15.18 $51.52
Shares outstanding
(4)
13,236,228 13,236,228
Notes
(1)
Figures below include only the assets in Trans Energy's 100% wholly-owned subsidiary, ASD; Figures do not reflect shallow well assets.
(2)
Assumes an average EUR of 7.8 Bcfe per well and an average NRI of 37.5%.
(3) Current drilling locations defined as wells where:
(a)
ASD currently controls 100% of the acreage required to drill each well
(b)
The average lateral length on each pad site is at least 3,000 feet,
(c)
Each well is on a pad site from which ASD can currently drill at least two such wells, and
(d)
Each pad site has been surveyed, and a judgment has been made that the topography will support the pad site
(4) Does not reflect potenital dilution due to outstanding options.
Value Per Share Total Value Unit Value

Why Invest in Trans Energy?

Marcellus Shale Pure Play
Over 58,000 gross acres in core of the Marcellus Shale
Utica Shale potential
Upper Devonian upside potential
High-BTU, liquid-rich focus
$1.50 per MMBtu breakeven natural gas price
Extensive Organic Drilling
Inventory w/ Large Acreage
Position
400 + potential drilling locations
3+ Tcfe upside potential (including JV and royalty partners)
Significant portion of acreage HBP (approx. 2/3)
Off-take agreements totaling up to 45,000 MMBtu per day
Improved Financials
$75 million credit facility funding near term drilling program
Experienced Management w/
Technical Expertise
More than 200 years combined management experience
Well-funded joint development partner has geologic / engineering team

A P P E N D I X Doman Drilling Pad, Marshall County, West Virginia

Overview of April 2012 Corporate Reorganization
The new credit facility involved a reorganization of the operating subsidiaries and assets of Trans Energy
Below summarizes the movement of significant assets in the corporate reorganization:
30
Trans Energy will continue to perform all accounting
and processing of mineral owner royalty payments
for Prima / shallow wells
Notes
Trans Energy, Inc. and Subsidiaries
21,739 net Marcellus acres
112 active shallow wells
Interest in 14 Marcellus wells
Office equipment and Corporate Functions
25,683 net acres (shallow rights)
Trans Energy, Inc. and Wholly Owned Subsidiaries:
Office equipment and Corporate Functions
Wells
112 active shallow wells
Acreage rights to drill shallow (not leases)
25,683 net acres
American Shale Development, Inc. (“ASD”):
Acreage Leases (All zones below the top of the
Rhinestreet Formation)
21,739 net acres
Interest in 14 producing Marcellus wells
Before Reorganization After Reorganization

Marcellus BTU Content By County
Marshall, Wetzel, and Tyler counties have high BTU content with significant liquids potential
Marion County is dry gas
31
Well Well Type BTU/SCF (Dry) BTU/SCF (Saturated)
Marshall County
Lucey Pad
Horizontal
1,237
1,216
Doman Pad
Horizontal
1,184
1,165
Keaton #1H
Horizontal
1,238
1,216
Groves #1H
Horizontal
1,218
1,198
Stout #2H
Horizontal
1,186
1,165
Whipkey Pad
Horizontal
1,212
1,193
Goshorn Pad
Horizontal
1,207
1,187
Wetzel County
Hart #20
Horizontal
1,197 1,177
Dewhurst #50
Vertical
1,119
1,100
Dewhurst 110 Pad
Vertical
1,181
1,163
Dewhurst #73
Horizontal
1,090
Marion County
Blackshere #101
Vertical
1,073 1,020
@14.73 (PSIA)
Anderson Pad
Horizontal
1,156
1,124
Vertical
Hart #28H
1,115
1,072

Shrink and Gallons/MCF Correlation

-
0.50
1.00
1.50
2.00
2.50
0%
20%
40%
60%
80%
100%
Jan-11
Feb-
11
Mar-
11
Apr-
11
May-
11
Jun-11 Jul-11
Aug-
11
Sep-
11
Oct-11
Nov-
11
Dec-
11
Jan-12
Feb-
12
Mar-
12
Apr-
12
May-
12
Jun-12 Jul-12
Aug-
12
Sep-
12
Oct-12
Nov-
12
Dec-
12
Shrink
91% 92% 95% 89% 89% 88% 81% 82% 80% 87% 94% 85% 91% 84% 80% 87% 84% 81% 83% 77% 73% 75% 76% 77%
GAL/MCF
0.30 0.24 0.34 0.89 1.21 0.80 1.60 1.44 1.70 1.71 1.65 1.67 1.57 1.40 1.39 1.64 1.56 1.87 1.28 2.02 1.49 1.43 1.50 1.60

Overview of ASD Entity

(1) Upon execution of its warrants, Lender will own 19.5% of ASD
3. AJDA
4. JOA
5.Contract
Operator
Agreement
7. Overhead
Support
1. Credit
Agreement
2. Warrant
(1)
American Shale
Development,
Inc. (ASD)
Republic Energy
Operating, LLC
(REO)
Lender
Subsidiary
Lender
Parent
Republic Energy
Ventures, LLC
6. Administrative
Services
Trans Energy, Inc.
(OTCBB: TENG)

AJDA Summary
Trans Energy entered into an AJDA with Republic Energy during 2007 to develop its Marcellus acreage
34
36-50% (3)
Contract Operator to REO
50-64%
100% (1)
Technical Expertise & Admin
Services
Public & Management
Shareholders
Trans Energy, Inc.
Shallow Conventional Acreage Rights
American Shale Development
Utica (~26,000 net acres)
Marcellus & Other Upper Devonian
(4,897 acres not in AJDA)
AJDA Marcellus & Other Upper
Devonian Assets
63,500 Gross Acres in AMI
4 Vertical Marcellus Wells
17 Hz Marcellus Wells
1 Hz Marcellus Well waiting on frac  (1Q 2013)
Republic Energy Ventures &
Affiliates
Republic Energy Operating
Republic Management & Energy
Trust Partners
(1)
Reflects Trans Energy’s ownership of American Shale Development (“ASD”) prior to potential dilution that could occur upon the exercise of the lenders’ option for 19.5% of the stock of ASD.
(2)
Includes acreage in Doddridge County that is outside of the AMI, plus approximately 4,500 acres in Wetzel County for which Republic has an option to obtain a 50% WI.
(3)
Reflects Trans Energy’s ownership of all assets within the AJDA, except for four horizontal Marcellus wellbores in which Trans Energy owns 5% WI prior to payout, and 10% WI after payout, per the terms of a farm out agreement with an unaffiliated third party. Trans Energy owns between a 36% WI and a 50% WI in AJDA gross acres.
(2)